REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 8, 2005 by and among ICOA, Inc., a Nevada corporation (the "Company"), and Seaport Capital Partners, LLC. (the "Investor").

                                 R E C I T A L S

     WHEREAS, the Investor has, pursuant to the terms of that certain Settlement Agreement, dated as of September 8, 2005, by and among the Company, and the Investor (the "Settlement Agreement"), agreed to receive rights to acquire shares of common stock of the Company , the "Stock");

     WHEREAS, the Company has agreed to grant the Investor certain registration rights; and

     WHEREAS,   the  Company  and  the  Investor   desire  to  provide  for  the
registration rights of the Investor on the terms and subject to the conditions herein set forth.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

     "Commission": means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

     "Exchange Act": means the Securities Exchange Act of 1934, as amended;

     "Holder": means any holder of Registrable Securities;

     "Permitted Transferee" means (a) an Affiliate of Investor, (b) a participating investor or lender in Seaport Capital Partners, LLC, or (c) any spouse, ancestor, descendant or other member of an Investor's immediate family, and any trust for the benefit of such Investor.

     Person":   means   an   individual,   partnership,   joint-stock   company,
corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

     "register", "registered" and "registration": means a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

     "Registrable Securities": means those shares of Common Stock issued or issuable pursuant to the Settlement Agreement;

     "Registration Expenses": means all expenses incurred by the Company in connection with a registration of Registrable Securities as described in Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

     "Security" and "Securities": shall have the meanings set forth in Section 2(1) of the Securities Act;

     "Securities Act": means the Securities Act of 1933, as amended; and

     "Selling   Expenses":   means  all   underwriting   discounts  and  selling
commissions applicable to the sale of Registrable Securities.

SECTION 2.        REGISTRATION RIGHTS

     (a) Company Registration.

          (i) Inclusion in Registration. If, more than sixty days from the date hereof, the Company shall determine to register any of its equity securities either for its own account or for the account of any Persons other than the Investor who, by virtue of agreements with the Company or otherwise, are entitled to include securities of the Company held by them in any such registration, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (A) promptly give to each of the Holders written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities.

          (ii) Exception. This Section 2 shall not apply where the Company initially files for such registration with the SEC within thirty days of the Effective Date of the Settlement Agreement.

     (b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company, except that all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

     (c) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

          (i) keep such registration effective for a period of 120 days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (ii) furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request;

          (iii) use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (iv) cause all such Registrable Securities registered pursuant to this
Section 2 to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed;

          (v) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (vi) notify each Holder of Registrable Securities covered by such registration at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (d) Indemnification.

          (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors, members and partners (whether retired or currently serving), and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 2, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any violation by the Company of the Securities Act, the Exchange Act or any applicable state securities laws, or any rule or regulation thereunder applicable to the Company, and will reimburse each of the Holders, each of such Holder's officers, directors, members and partners (whether retired or currently serving), and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to any Holder, to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, for use therein. Any amounts to be paid by the Company to any Holder pursuant to this Section 2(f) shall be so paid by the Company within 30 days after receipt by the Company from such Holder of appropriate documentation evidencing the incurrence by such Holder of any amounts to which it is entitled under this Section 2(f).

          (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each person who controls the Company against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder in writing, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such directors, officers, partners, persons or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

          (iii) Each party entitled to indemnification under this Section 2(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          (iv) If the indemnification provided for in this Section 2(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion (not to exceed an amount equal to the net proceeds to such Indemnifying Party of any securities sold as contemplated herein) as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (v) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     (e) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2. (f) Information by the Holders.

          (i) Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

          (ii) In the event that, either immediately prior to or subsequent to the effectiveness of any registration statement, any Holder shall distribute Registrable Securities to its partners or members (or retired partners or members) or other Affiliates thereof, such Holder shall so advise the Company and provide such information as shall be necessary to permit an amendment to such registration statement to provide information with respect to such partners, members and/or Affiliates, as selling security holders. Promptly following receipt of such information, the Company shall file an appropriate amendment to such registration statement reflecting the information so provided. Any incremental expense to the Company resulting from such amendment shall be borne by the Company.

     (g) Rule 144 Reporting.

     With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

          (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

          (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) so long as any Holder owns any Registrable Securities, furnish to such Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     (h) Assignment. The registration rights set forth in this Section 2 may be assigned, in whole or in part, only to Permitted Transferees; provided, however, that such Permitted Transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor hereunder whereupon such Permitted Transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee was originally included in the definition of an Investor herein and had originally been a party hereto.

     (i) Termination.

          (i) The registration rights set forth in this Section 2 shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 (without giving effect to the provisions of Rule 144(k)).

          (ii) Notwithstanding anything to the contrary contained herein, this Agreement shall terminate, and its provisions shall have no force or effect, on the second anniversary of the date hereof.

     (j) Discontinuance. The Investor agree that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(c)(vi), the Investor will, to the extent appropriate, discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until their receipt of the copies of the supplemented or amended prospectus that shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in their possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

SECTION 3.        TRANSFER RESTRICTIONS

     (a) Transfer of Stock. Until one year from the date hereof, Investor shall not sell, give or transfer more than 15,000,000 shares of Common Stock other than to its Permitted Transferee in a transaction which qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder; provided, however, that such Permitted Transferee shall, as a condition to the effectiveness of such sale, gift or transfer, be required to execute a counterpart to this Agreement, whereupon such Permitted Transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such Permitted Transferee was originally included in the definition of a Investor herein and had originally been a party hereto in the same capacity as the transferor.

SECTION 4.        MISCELLANEOUS

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada (without giving effect to the choice of law principles thereof) which are applicable to contracts made and to be performed entirely within such State.

     (b) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     (c) Notices.

          (i) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by a nationally recognized overnight courier or by registered or certified mail, postage prepaid:

               (A) if to an Investor, at the address or facsimile number of such Investor set forth on Schedule I attached hereto, or at such other address or facsimile number as the Investor may have furnished the Company in writing; and

               (B) if to the Company, at ICOA, Inc., 111 Airport Road, Warwick, RI 02889 (Fax: 401-352-2323), marked for the attention of the CEO, with a copy by email to rschiffmann@icoacorp.com, or at such other address, facsimile number or email address as the Company may have furnished the Investor in writing, with a copy to Steven M. Harris, 2860 Filbert St., San Francisco, CA 94123 (Fax:
415-440-4535), with a copy by email to sharris@steveharris.net.

          (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, with written confirmation of receipt, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

     (d) Successors and Assigns. Subject to Section 2 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     (e) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with, unless otherwise set forth herein) the written consent of the Company and the Investor. Notwithstanding the terms of the immediately preceding sentence or any other provision herein, no such amendment or waiver may: (i) adversely effect the rights or preferences of any Investor in a manner materially different from the other Investor without the prior written consent of such Investor; (ii) increase the potential liabilities or obligations of any Investor without the prior written consent of such Investor; or (iii) increase the indemnity obligations of such Investor or decrease the indemnity protections for such Investor.

     (f) Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement, which shall remain in full force and effect.

     (g)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.




                                              ICOA, INC.

                                              By:  /s/ Erwin Vahlsing, Jr.
                                                   -----------------------------
                                                   Erwin Vahlsing, Jr.
                                                   CFO, Treasurer, and Secretary


                                              SEAPORT CAPITAL PARTNERS, LLC



                                              By:  /s/ Steven Tavares
                                                   -----------------------------
                                                   Steven Tavares
                                                   Managing Member